Alliance Resource Partners, L.P. | Alliance Holdings GP, L.P. | www.arlp.com | www.ahgp.com

Alliance Resource Partners, L.P. White Oak Transaction Conference Call September 23, 2011 Exhibit 99.2

Alliance Resource Partners, L.P. | Alliance Holdings GP, L.P. | www.arlp.com | www.ahgp.com

This presentation contains forward-looking statements and information that are based on the beliefs of Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. (the
“Partnerships”) and those of their respective general partners (the “General Partners”), as well as assumptions made by and information currently available to them.  When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “goal,”
“forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the plans and objectives of the Partnerships for future operations, are intended to identify forward-looking statements.
Although the Partnerships and their General Partners believe that such expectations reflected in such forward-looking statements are reasonable at the time such statements are made, neither the Partnerships nor the General Partners can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those the Partnerships anticipated, estimated, projected or expected.
The Partnerships have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statements

Alliance Resource Partners, L.P. | Alliance Holdings GP, L.P. | www.arlp.com | www.ahgp.com

The Alliance Strategy for Success

Create Sustainable Growth in Cash Flow and Deliver
Consistent Growth in Unitholder Distributions
Focus on ~
Expanding market opportunities
Low cost producing regions
High return organic development projects
Disciplined acquisitions

Alliance Resource Partners, L.P. | Alliance Holdings GP, L.P. | www.arlp.com | www.ahgp.com

Transaction provides ARLP with sustainable
long-term cash flow growth
Expanding market opportunities
Enhances ARLP’s investment in growing Illinois Basin demand
Provides ARLP exposure to growing export coal markets
Low cost producing regions
Adds a substantial reserve base ideal for low cost longwall operations
Multiple transportation options provides efficient market access
High return organic development projects
Structure provides organic development type returns with lower risk profile
Opportunity to participate in multiple longwall operations
Disciplined acquisitions
Funded with current cash, credit facility and cash flow from existing operations
Structure provides consistent, long term cash flows from minimum royalty/throughput payments and preferred distributions
White Oak Strategic Rationale

➢

➢

➢

◆

➢

◆

◆

Springfield
Indianapolis
Foresight-Monterey
ILLINOIS
INDIANA
Foresight-Hillsboro
Saint Louis
Peabody-Lively Grove
White Oak Mine No. 1
ARLP-Gibson County
Louisville
Peabody-Gateway
ARLP-Pattiki
Evansville
ARLP-Mt. Vernon Terminal
Foresight Sugar Camp
ARLP-River View
Foresight Williamson
Murray Energy Galatia
ARLP-Dotiki
Madisonville
URI
KENTUCKY
57
70
64
65

Alliance Resource Partners, L.P. | Alliance Holdings GP, L.P. | www.arlp.com | www.ahgp.com

Hamilton County, IL
Herrin #6 coal seam
200 million tons of recoverable
reserves in Mine No. 1
11,800 Btu, 4.5# SO
2
Access to the Evansville
Western Railway
Connects to ARLP’s Mount
Vernon River Terminal
Connects to CN, CSX and
NS  rail carriers
White Oak Reserve Overview

ARLP
White Oak Resources
Reserves Acquisition/Development $140 Million (2011 – 2013 Projected)
$140 Million
Royalty Payments
Preparation Plant, Coal Handling and Surface Facilities $110 Million (2011 – 2013 Projected)
$110 Million
Throughput Payments
Series A Preferred Equity $150 - $275 Million (2013-2015 Projected)
$150 – $275 Million
Distribution Payments
Operator
$100 Million
Debt Payments
3rd Party or ARLP
Equipment Financing $100 Million (2011 – 2013 Projected)

Alliance Resource Partners, L.P. | Alliance Holdings GP, L.P. | www.arlp.com | www.ahgp.com

White Oak Transaction Structure 6

Alliance Resource Partners, L.P. | Alliance Holdings GP, L.P. | www.arlp.com | www.ahgp.com

7 Coal Keeps the Lights On